Filed pursuant to Rule 497(a)

File No. 333-251975 Rule 482ad

Tekla World Healthcare Fund Announces

Preliminary Results of its Rights Offering

BOSTON, MA, April 7, 2021 – Tekla World Healthcare Fund (the “Fund”) (NYSE: THW) is pleased to announce the completion of its one for three non-transferable rights offering (the “Offering”) which expired Tuesday, April 6, 2021 (the “Expiration Date”). Pursuant to the Offering, record date shareholders were entitled to purchase one newly issued share of the Fund for every three non-transferrable rights held.

The subscription price for each newly issued share was determined to be $14.262 per share, which, under the terms of the prospectus, was equal to 95% of the volume weighted average price of a share on the NYSE on the Expiration Date and each of the four preceding trading days.

Preliminary results indicate that the Fund received total subscriptions of approximately $100.4 million (including oversubscription requests). The Fund expects that shares will be issued on or about April 9, 2021.

Tekla World Healthcare Fund (NYSE: THW) is a closed-end fund that invests in public and private companies in the healthcare industry. Tekla Capital Management LLC, based in Boston, serves as Investment Adviser to the Fund. Shares of the Fund can be purchased on the New York Stock Exchange through any securities broker.

This communication shall not constitute an offer to sell or a solicitation for an offer to buy these securities, nor shall there be any sale of these securities in any State in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the laws of any such State.

For additional information regarding the Offering please call AST Fund Solutions, LLC at (866) 620-0678.